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                                                                   Exhibit 10.48

                             SEPARATION AGREEMENT


     This Separation Agreement (this "Agreement"), made and entered into as of December 20, 2000, by and between The Derby Cycle Corporation, a Delaware corporation (the "Company"), and Gary S. Matthews (the "Executive" and, together with the Company, the "Parties").


                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Executive has entered into an Employment Agreement dated as of October 20, 1998 with the Company relating to such Executive's employment by the Company (the "Employment Agreement");

     WHEREAS, the Parties have agreed to terminate certain provisions of the Employment Agreement and to provide herein for the termination of the Executive's employment by the Company;

     NOW, THEREFORE, in consideration of the mutual agreements set forth herein and intending to be legally bound hereby, the Parties hereby agree as follows:


     1.   Termination of Employment.
          -------------------------

     The Executive hereby agrees to continue to serve as the President and Chief Executive Officer of the Company until February 28, 2001, unless the Company elects to terminate his employment prior to such date or the Parties agree to extend his employment past such date. The Parties hereby agree that, notwithstanding any provision to the contrary contained in the Employment Agreement, (a) the Company shall have the right to terminate the employment of the Executive at any time upon at least ten days prior written notice to the Executive specifying the effective date of such termination and (b) at any time after February 28, 2001, the Executive shall have the right to terminate his employment by the Company upon at least ten days prior written notice to the Company specifying the effective date of such termination. Upon the effective date of any such termination (the "Termination Date"), the Executive shall cease to serve as an officer or director of the Company or any of its subsidiaries, and the Executive hereby resigns, effective as of the Termination Date, from all such positions. In the event the Company exercises its termination right under
Section 1(a), the Executive shall maintain the title of President and Chief Executive Officer of the Company until the earlier of (i) June 30, 2001, (ii) the date Executive accepts an employment position with any other entity, and
(iii) such date (prior to June 30, 2001) as may be specified by the Executive; provided, however, that after the Termination Date, the Executive shall have no authority to act on behalf of the Company or any of its subsidiaries or to bind the Company or any of its subsidiaries to any action, and shall take no action on behalf of the Company or any of its subsidiaries, including, without limitation, any action that could result in the creation or modification of any obligation or right of the Company or any of its subsidiaries. In the
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event the Company exercises its termination right under Section 1(a), the
Executive shall also be entitled to use his office at 300 First Stamford Place, Stamford, Connecticut and be provided normal office services (including the use of his secretary) at the Company's expense until the earlier of (i) June 30, 2001, (ii) the date Executive commences employment with any other entity, and
(iii) such date (prior to June 30, 2001) as may be specified by the Executive. The Parties hereby further agree that the Executive may solicit and offer employment with a new employer to his secretary, and neither such offer nor an acceptance of such offer shall be deemed to breach any provision of the Employment Agreement. Until the Termination Date, the Executive shall cooperate with the Company's Executive Chairman in formulating and implementing the business plans of the Company and shall continue to perform his duties as President and Chief Executive Officer of the Company as directed by the Board of Directors of the Company or the Executive Chairman with reasonable care and in a timely manner. Without limiting the generality of the foregoing, until the Termination Date, the Executive shall diligently oversee the Company's personnel regarding the Company's compliance with its reporting obligations under its existing credit facility, the Company's preparation of its year-end and interim financial statements, and the Company's compliance with all of its filing requirements under the Securities Exchange Act of 1934, as amended, or any other securities laws. In connection with the performance of such duties, the Executive shall be entitled to rely upon the advice of counsel to the Company. The Company hereby agrees that the Executive will not be terminated for Cause under the Employment Agreement on the basis of any conduct prior to the date hereof. The Executive hereby agrees that if he materially breaches any of his agreements hereunder prior to the Termination Date and fails to cure such breach in full within 10 days after a written notice thereof is delivered to him, he shall not be entitled to any of the payments or other benefits provided herein, the transactions contemplated by Section 2 hereof shall be void, and the Executive shall return to the Company any amount paid to him pursuant to Section 3(b).

          2.   Repayment of Promissory Note.  The Company and the Executive
               ----------------------------
hereby agree that, effective January 2, 2001, the purchase price of the 1,500 shares of the Company's Class A Common Stock (the "Executive Stock") that the Executive purchased from the Company pursuant to the Management Stock Purchase Agreement dated as of October 20, 1998 between the Company and the Executive (the "Purchase Agreement") shall be reduced to the fair market value of the Executive Stock as of such date, and that the outstanding principal amount of the promissory note (the "Executive Note") issued by the Executive to the Company pursuant to the Purchase Agreement also shall be reduced to the amount of the revised purchase price for the Executive Stock. Immediately after such reduction in the purchase price of the Executive Stock and principal amount of the Executive Note, the Executive shall deliver to the Company the Executive Stock for cancellation in full payment of the adjusted principal amount of the Executive Note, and the Company shall return to the Executive the Executive Note marked "cancelled". The Company represents that it has not filed any financing statements in respect of the Pledge Agreement dated as of October 20, 1998 between the Company and the Executive (the "Pledge Agreement"). Upon the cancellation of the Executive Stock, the Purchase Agreement, the Executive Note and the Pledge Agreement shall all terminate in their entirety. The Parties hereby agree that such reduction in

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principal amount of the Executive Note shall be treated as a reduction in the purchase price for the Executive Stock, and therefore a reduction in the Executive's basis in the Executive Stock, for United States federal and state income tax purposes.

          3.   Payments to the Executive.  In lieu of any amounts required to be
               -------------------------
paid to the Executive under Section 4 or 5 of the Employment Agreement, the Company shall make the following payments to the Executive:

               (a) Until March 31, 2001 if the Executive's employment is terminated by the Company pursuant to Section 1(a) hereof or until the Termination Date if the Executive's employment is terminated by the Executive under Section 1(b) hereof, the Company shall continue to pay to the Executive his base salary at the same rate and in the same manner as such base salary is paid to the Executive as of the date of this Agreement;

               (b) On January 2, 2001, the Company shall pay to the Executive a lump sum amount equal to $250,000;

               (c) On April 30, 2001, the Company shall pay to the Executive a lump sum amount equal to $250,000; and

               (d) If the Executive's employment has not been terminated by the Executive or the Company on or prior to February 28, 2001, the Executive shall also be entitled to a pro rata bonus for 2001 (based on the number of days in 2001 he is employed by the Company divided by 365); any such bonus shall be determined in accordance with Appendix B to the Employment Agreement and shall be paid at the same time bonuses in respect of 2001 performance are paid to the Company's executives.

Until the earlier of (i) December 31, 2001 and (ii) the date on which the Executive commences full-time employment by another entity, the Company shall continue to provide coverage to the Executive and his dependents under the Company's health, medical, dental and life insurance plans on the same basis as provided on the date hereof. Except as expressly provided in this Section 3 and except for expense reimbursements under Section 6 of the Employment Agreement, neither the Company nor any of its subsidiaries shall be obligated to make any payment (including, without limitation, any bonus payments) to the Executive in connection with his employment. Any amounts not paid within 10 days after their due date shall bear interest at an annual rate of 12%.

          4.   Releases.
               --------

                    (a) The Executive hereby releases and forever discharges the Company, each of its subsidiaries, each stockholder or affiliate of the Company or any of its subsidiaries and each of their respective officers, directors, employees and agents (the "Company Released Persons") from and waives any and all claims, demands, controversies, actions, causes of action, obligations, damages and liabilities of any nature whatsoever, whether at law or in equity, known or unknown, suspected or unsuspected, absolute or contingent (collectively, "Claims"), that the Executive ever had, now has, or may hereafter have against any of the Released Persons arising out of, resulting from or related to the Executive's service as an officer, director, employee or agent of the Company, any of its subsidiaries or any of their affiliates, including without limitation any Claims that may arise out of, result from or relate to the Employment Agreement,

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except that nothing contained herein shall release the Company from its obligations under this Agreement or its obligations to be performed after the date hereof under the Employment Agreement as modified by this Agreement or any indemnification or contribution obligations pursuant to the Company's Certificate of Incorporation or bylaws or under any applicable law.

                    (b) The Company (on its own behalf and on behalf of each of its subsidiaries) hereby releases and forever discharges the Executive from and waives any and all Claims that the Company or any of its subsidiaries ever had, now has, or may hereafter have against the Executive arising out of, resulting from or related to such Executive's service as an officer, director, employee or agent of the Company, any of its subsidiaries or any of their affiliates, including without limitation any Claims that may arise out of, result from or relate to such Executive's Employment Agreement, except that nothing contained herein shall release the Executive from (i) his obligations under the Employment Agreement, including, without limitation, his obligations under Sections 9, 10 and 11 of the Employment Agreement, as modified by this Agreement, (ii) any actions taken by the Executive after the date hereof, or (iii) his obligations under this Agreement. The Company agrees that the restrictions contained in
Section 11(b)(i) or (ii) of the Employment Agreement shall not apply with respect to any employee of the Company or any of its subsidiaries if, prior to the time any actions prohibited under Section 11(b) are taken, such employee's employment with the Company and its subsidiaries has been terminated by the Company or such subsidiary or a notice of such termination has been received by such employee.

          5.   Effect on Employment Agreement.  The Parties hereby agree that
               ------------------------------
Sections 4, 5 and 7 of the Employment Agreement are hereby terminated and superceded by the provisions of this Agreement and that in the event of any conflict between the provisions of this Agreement and the provisions of the Employment Agreement, the provisions of this Agreement shall control.

          6.   Non-Disparagement; References.  The Executive shall not disparage
               -----------------------------
the Company, any of its subsidiaries, any of their stockholders or affiliates, or any of their respective officers, directors, employees or agents. The Company shall not disparage the Executive. In the event the Company is requested to provide references or evaluations to another potential employer with respect to the Executive's employment by the Company, such references shall be positive.

          7.   Representations and Warranties.  The Executive hereby represents
               ------------------------------
and warrants to the Company that he has carefully considered and reviewed the provisions of this Agreement and consulted with his counsel regarding this Agreement and that this Agreement is a valid and binding obligation of the Executive enforceable in accordance with its terms.

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          8.   Miscellaneous.
               -------------

                    (a)  Successors.  This Agreement shall be binding upon and
                         ----------
inure to the benefit of the respective successors and assigns of each Party.

                    (b)  Interpretation and Construction.  The headings of the
                         -------------------------------
Sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement. Words such as "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular Section of this Agreement, unless the context clearly indicates otherwise.

                    (c)  Severability.  In the event any provision of this
                         ------------
Agreement shall finally be determined to be unlawful or unenforceable, such provision shall be deemed to be severed from this Agreement, and every other provision of this Agreement shall remain in full force and effect.

                    (d)  Notices.  All notices, requests and other
                         -------
communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or by facsimile transmission or three days after being mailed, registered or certified mail, return receipt requested, with postage prepaid to the address or facsimile number listed below such Party's name on the signature page hereto or if any Party shall have designated a different address or facsimile number by notice to the other Parties given as provided above, then to the last address or facsimile number so designated.

                    (e)  Complete Agreement.  This Agreement sets forth the
                         ------------------
entire understanding of the Parties with respect to the subject matter hereof and supersedes all prior letters of intent, agreements, covenants, arrangements, communications, representations or warranties, whether oral or written, by any Party or any officer, employee or representative of any Party.

                    (f)  Third Parties.  Except as provided in Section 4(a)
                         -------------
hereof, this Agreement is not intended to, and shall not, create any rights in or confer any benefits upon anyone other than the Parties and their successors and assigns.

                    (g)  Governing Law; Consent to Jurisdiction.  This Agreement
                         --------------------------------------
shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

                    (i)  Waiver.  The waiver by any Party of any matter provided
                         ------
for herein shall only be effective if made in writing signed by such Party, but such waiver shall not be deemed to be a waiver of any other such matter.

                    (j)  Counterparts.  More than one counterpart of this
                         ------------
Agreement may be executed by the Parties, and each fully executed counterpart shall be deemed an original. This Agreement, and each other agreement or instrument entered into in

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connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.
At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

                    (k)  Amendment of this Agreement. Any amendment to this
                         ---------------------------
Agreement must be effected by the written consent of each Party who is to be bound or adversely affected by such Amendment.

                    (l)  Attorneys' Fees.  The Company agrees to pay up to
                         ---------------
$10,000 of attorneys' fees and expenses reasonably incurred by the Executive in connection with the negotiation and execution of this Agreement. Except as provided in the immediately preceding sentence, each Party shall bear its own costs and expenses incurred in connection with the negotiation, execution and performance of this Agreement. If the Executive is the prevailing party in any litigation or arbitration commenced by the Executive to enforce any terms of this Agreement, the Company shall reimburse the Executive for all reasonable expenses incurred by the Executive in such litigation, including reasonable attorneys' fees.

                    (m)  Arbitration.  Sections 4.7 and 4.8 of the Purchase
                         -----------
Agreement shall apply with respect to any disputes under this Agreement.

                    (n)  Withholding.  All payments by the Company to the
                         -----------
Executive hereunder shall be less Social Security taxes and any withholding taxes for which the Executive is obligated and less any other taxes or amounts that may be lawfully levied by any governmental authority which the Company may be required by law from time to time to withhold from such payments.

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     IN WITNESS WHEREOF, this Agreement has been executed and delivered by the
Parties as of the date first above written.


                               THE DERBY CYCLE CORPORATION


                               By: /s/ Frederic V. Malek

                               ---------------------------
                               Frederic V. Malek
                               Chairman
                               Address:
                               Derby Cycle Corporation
                               300 First Stamford Place
                               Stamford, Connecticut 06902-6765
                               Facsimile No: 203-961-1673
                               Attention: Chairman of the Board


                               /s/ Gary S. Matthews

                               ---------------------------
                               Gary S. Matthews
                               Address:
                               13 Lower Cross Road
                               Greenwich, CT 06831
                               Fax No.: 203 622 0065

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